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                                                                    Exhibit 99.2




                            CERTIFICATION PERSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PERSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Pegasystems Inc., (the Company) on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher Sullivan, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Christopher Sullivan
                                        ------------------------
                                        Treasurer and Chief Financial Officer
                                        (Principal Financial Officer and Chief
                                        Accounting Officer)
                                        October 22, 2002

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